S&P 500® CAPITAL APPRECIATION FUND
 (PROVIDING FOR SPECIAL REDEMPTION FEATURE IN 2018) (the “Fund”)
a series of Trust for Professional Managers (the “Trust”)

Supplement dated December 23, 2009
to the Prospectus dated September 9, 2008,
as supplemented November 26, 2008,
January 6, 2009, June 9, 2009 and November 6, 2009

The Board of Trustees of the Trust, based upon the recommendation of Structured Investment Management, Inc., the investment adviser to the Fund (the “Adviser”), has determined to close and liquidate the Fund.  After considering a variety of factors, including the current size of the Fund and its projected rate of asset growth, the Board of Trustees concluded that it would be in the best interests of the Fund and its shareholders that the Fund be closed and liquidated as a series of the Trust, effective as of the close of business on December 31, 2009.

The Board of Trustees approved a Plan of Liquidation (the “Plan”) that determines the manner in which the Fund will be liquidated.  Pursuant to the Plan, the Fund will be closed to new purchases effective as of the date of this Prospectus supplement.  After the Fund is closed to new investments, you may continue to redeem your shares of the Fund, as provided in the Prospectus.  Please note, however, that the Fund will be liquidating its assets as of the close of business on December 31, 2009.

Pursuant to the Plan, if the Fund has not received your redemption request or other instruction prior to the close of business on December 31, 2009, the effective time of the liquidation, your shares will be redeemed, and you will receive proceeds representing your proportionate interest in the net assets of the Fund as of December 31, 2009, subject to any required withholdings.  These liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed.  If the redeemed shares are held in a qualified retirement account such as an IRA, the redeemed liquidation proceeds may not be subject to current income taxation.  You should consult with your tax adviser for further information regarding the federal, state and/or local tax consequences of this liquidation that are relevant to your specific situation.

The Adviser will bear all of the expenses incurred in carrying out the Plan.

Shareholder inquiries should be directed to the Fund at (888) 887-2386.

Please retain this Supplement with your Prospectus for reference.

The date of this Prospectus Supplement is December 23, 2009.